                                                                         a(1)(b)


                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM EQUITY FUNDS



         This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective as of June 11, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds dated as of May 15, 2002 (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment and all prior amendments thereto.

         3. Except as specifically provided for by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 11th, 2002.


                                                 /s/ ROBERT H. GRAHAM
                                                 -------------------------------
                                                 Name:  Robert H. Graham
                                                 Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM EQUITY FUNDS


                                   "SCHEDULE A
                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF



AIM Aggressive Growth Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Class Shares

AIM Basic Value II Fund

Class A Shares
Class B Shares
Class C Shares

AIM Blue Chip Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Class Shares

AIM Capital Development Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Class Shares

AIM Charter Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Class Shares

AIM Constellation Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Class Shares

AIM Core Strategies Fund

Class A Shares
Class B Shares
Class C Shares

AIM Dent Demographic Trends Fund

Class A Shares
Class B Shares
Class C Shares

AIM Emerging Growth Fund

Class A Shares
Class B Shares
Class C Shares

AIM Large Cap Basic Value Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares

AIM Large Cap Core Equity Fund

Class A Shares
Class B Shares
Class C Shares

AIM Large Cap Growth Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares

AIM Mid Cap Growth Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares

AIM U.S. Growth Fund

Class A Shares
Class B Shares
Class C Shares

AIM Weingarten Fund

Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Class Shares"


                                       3